-----------------
SPECIALTY EQUITY
-----------------

Alliance Technology Fund

Semi-Annual Report
May 31, 2000

                               [GRAPHIC OMITTED]

                            AllianceCapital [LOGO](R)
                      The Investment Professionals Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

                                                         -----------------------
                                                          LETTER TO SHAREHOLDERS
                                                         -----------------------

LETTER TO SHAREHOLDERS
July 24, 2000

Dear Shareholder:

We are pleased to provide an update of Alliance Technology Fund's (the "Fund") performance and investment activity for the semi-annual reporting period ended May 31, 2000.

Investment Objective and Policies

Alliance Technology Fund is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The following table provides the Fund's investment results for the six- and 12-month periods ended May 31, 2000. For comparison, we have also included performance for the Standard & Poor's (S&P) 500 Stock Index, a standard measure of the performance of the overall U.S. stock market, the Pacific Stock Exchange ("PSE") High Technology Index, a measure of the overall U.S. technology and science sector, and the Lipper Science and Technology Fund Index (the "Lipper Index"), which is a performance index of the largest qualifying funds that have a science and technology investment objective.

As shown, during the six- and 12-month periods ended May 31, 2000, the Fund substantially outperformed the S&P 500 Stock Index and also outperformed the Lipper Index for the six-month period. The strong relative performance vs. the S&P 500 Stock Index reflects the high growth rates of many stocks in the Fund which are not part of the S&P 500 Stock Index. The Fund's underperformance versus the PSE High Technology Index partly reflects the fact that biotechnology stocks, which have done well in the last six months and are contained in the PSE Index, are not a sector in which the Fund invests.

INVESTMENT RESULTS*
Periods Ended May 31, 2000

                      ---------------------
                          Total Returns
                      ---------------------
                      6 Months    12 Months
-------------------------------------------
Alliance
Technology Fund
     Class A           22.40%       66.82%
-------------------------------------------
     Class B           21.95%       65.62%
-------------------------------------------
     Class C           21.95%       65.61%
-------------------------------------------
S&P 500                 2.90%       10.47%
-------------------------------------------
PSE High
Technology
Index                  30.82%       87.74%
-------------------------------------------
Lipper Science
and Technology
Fund Index             17.10%       79.53%
-------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of May 31, 2000. All fees and expenses related to the


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND O 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance for the overall U.S. stock market. The PSE High Technology Index is a price-weighted, broad-based index, representing 100 listed and over-the-counter U.S. stocks designed to mirror the U.S. technology sector. The PSE High Technology Index is designed to represent the entire U.S. technology and science sector, including such industry groups as computer software products, information processing services, medical technology, and biotechnology, among others. The Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. All comparative indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Technology Fund.

Additional investment results appear on pages 5-8 .

Market Commentary

Charles Dickens' classic A Tale of Two Cities begins, "It was the best of times. It was the worst of times." That is an appropriate theme for this letter because we see a "split personality" in today's technology landscape. This split is best summarized by an S.G. Cowen survey of information technology (IT) budgets in the U.S. which shows IT expenditures growing approximately 7% this year. That growth rate is about normal. However, e-commerce initiatives will represent one-fifth of this spending and are expected to increase 35% this year. This means that spending not related to e-commerce, which is virtually everything else, will be flat in 2000. This massive shift in where corporations are investing is a bonanza for the software and service vendors who can exploit it, but a major problem for those who did not anticipate how rapidly businesses would "web-ify" their operations.

Another split is seen within the growing collection of Internet companies themselves. There were more than 400 "pure play" U.S. Internet companies in operation at the beginning of June, but the contrast in fortunes is striking. The weak business models of many of the companies have been exposed, their cash is dwindling and their stocks are collapsing. At the same time, another group of well-managed Internet companies with defensible technology or strong brand names are enjoying hyper growth and are either narrowing their losses or increasing their profits.


--------------------------------------------------------------------------------
2 O ALLIANCE TECHNOLOGY FUND

                                                         -----------------------
                                                          LETTER TO SHAREHOLDERS
                                                         -----------------------

Another example of the "split personality" can be seen in investor behavior. The indiscriminate acceptance of almost any technology initial public offering (IPO) earlier this year has been replaced with a rejection of many new offerings. The bidding up of many technology stocks on the basis of concept has now shifted to a cynicism which severely punishes a stock if the sequential growth rate declines by even a small amount.

Adding to all of this inconsistency is an unprecedented daily volatility in technology stocks. It is easy to pin the blame on the retail investor or the day traders for this volatility, but institutional investors are contributing as well. The complexity of today's technology and the rapidity with which it impacts everything seems to be changing how investment decisions are made. Old-fashioned skill, care and prudence in the investment business is shifting (at least with technology stocks) to a new kind of momentum-driven psychology which feeds on itself in both directions but lacks any conviction based on security analysis. Recent examples of this include the change from enthusiasm, to despair, to confusion, about the longevity of the semi-conductor cycle, the value of advertising on the Internet and the future growth rate of cellular telephony.

Outlook

Traders may love all of this, but we do not. We continue to believe that the best way to navigate this constant turmoil is to strive to select--after a diligent research process--solid and rapidly growing companies and to worry less about the daily drama in stock prices. Fortunately, that focus on secular fundamentals leads to many exciting investment opportunities. An abbreviated list would include: wireless Internet access, the use of voice over the Internet, new security requirements, e-commerce enablement, new optics technologies, changing semi-conductor processes, new operating systems, sophisticated hand-held devices and the convergence of the TV with the Internet. This partial list is just another reminder that technology both creates and destroys. The challenge is to embrace the new but with the understanding that valuation judgments must continue to be made, that the majority of new technology companies do not succeed, and that short-term price movements often bear no relationship to underlying fundamentals.

Calendar year 1999 was an unusual year, one in which momentum investing ruled the day and the time-consuming process of security analysis seemed slow and timid. Our results this year suggest that a careful selection of sec-


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND O 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

tors and companies is paying off once again. We are gratified with the results shown above, and we will continue to do our best to invest with reason and to embrace change while resisting the fad of the week.

Thank you for your support.

Sincerely,


/s/ John D. Carifa

John D. Carifa
President and Chairman


/s/ Peter Anastos

Peter Anastos
Senior Vice President


/s/ Gerald T. Malone

Gerald T. Malone
Senior Vice President

[PHOTO]

John D. Carifa

[PHOTO]

Peter Anastos

[PHOTO]

Gerald T. Malone

Mr. Anastos and Mr. Malone
are both Senior Vice Presidents
and Portfolio Managers


--------------------------------------------------------------------------------
4 O ALLIANCE TECHNOLOGY FUND

                                                             -------------------
                                                              PERFORMANCE UPDATE
                                                             -------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
5/31/90 TO 5/31/00

o Alliance Technology Fund
o Pacific Stock Exchange (PSE) High Tech Index
o Standard & Poor's 500 Stock Index

[The following table was depicted as a mountain chart in the printed material.]

                             [PLOT POINTS TO COME]

PSE High Tech Index:                   $137,342

Alliance Technology Fund Class A:      $112,715

S&P 500 Stock Index:                   $ 49,822

This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 5/31/90 to 5/31/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Pacific Stock Exchange (PSE) High Technology Index is a price-weighted, broad-based index, representing 100 listed and over-the-counter U.S. stocks designed to mirror the U.S. technology sector. The PSE High Technology Index is designed to represent the entire U.S. technology and science sector, including such industry groups as computer software products, information processing services, medical technology and biotechnology, among others.

When comparing Alliance Technology Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND O 5

-------------------
PERFORMANCE UPDATE
-------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

o Alliance Technology Fund
o PSE High Technology Index

[The following table was depicted as a bar chart in the printed material.]

               Alliance Technology Fund-Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                        Alliance Technology Fund       PSE High Technology Index
--------------------------------------------------------------------------------
      5/31/91                      5.78%                        12.32%
      5/31/92                     12.42%                         5.72%
      5/31/93                     31.49%                        18.30%
      5/31/94                     14.08%                        15.32%
      5/31/95                     52.89%                        39.15%
      5/31/96                     35.89%                        36.91%
      5/31/97                      9.79%                        25.44%
      5/31/98                     19.29%                        18.01%
      5/31/99                     45.41%                        60.12%
      5/31/00                     66.82%                        87.74%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The Pacific Stock Exchange (PSE) High Technology Index is a price-weighted, broad-based index, representing 100 listed and over-the-counter U.S. stocks designed to mirror the U.S. technology sector. The PSE High Technology Index is designed to represent the entire U.S. technology and science sector, including such industry groups as computer software products, information processing services, medical technology, and biotechnology, among others. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
6 O ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                               PORTFOLIO SUMMARY
                                                              ------------------

PORTFOLIO SUMMARY
May 31, 2000 (unaudited)

INCEPTION DATE                  PORTFOLIO STATISTICS
(Class A shares)                Assets ($ mil): $11,469
3/1/82                          Median Market Capitalization ($ mil): $22,321

SECTOR BREAKDOWN

Technology
o    18.33% Semi-Conductor Components
o    14.56% Computer Software
o    11.04% Computer Services
o     8.54% Contract Manufacturing
o     8.24% Communication Equipment                     [PIE CHART OMITTED]
o     6.72% Semi-Conductor Capital Equip
o     6.64% Internet
o     5.57% Computer Hardware
o     4.76% Networking Software
o     1.99% Computer Peripherals
Consumer Services
o     1.66% Cellular Communications
o     1.60% Broadcasting & Cable
o     2.97% Utilities
o     7.38% Short-term

SECURITY TYPE

o    92.62% Equity
o     7.38% Short-term securities                       [PIE CHART OMITTED]

COUNTRY BREAKDOWN

o    83.43% United States
o     4.31% Finland
o     1.62% Singapore
o     1.60% United Kingdom                              [PIE CHART OMITTED]
o     1.19% Netherlands
o     0.47% Canada
o     7.38% Short-term

All data as of May 31, 2000. Sector and country breakdowns and security types may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND O 7

-------------------
INVESTMENT RESULTS
-------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2000

   Class A Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge      With Sales Charge
                     1 Year                 66.82%                  59.72%
                    5 Years                 33.98%                  32.82%
                   10 Years                 27.96%                  27.41%

   Class B Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge      With Sales Charge
                     1 Year                 65.62%                  61.62%
                    5 Years                 33.04%                  33.04%
            Since Inception*                34.15%                  34.15%

   Class C Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge      With Sales Charge
                     1 Year                 65.61%                  64.61%
                    5 Years                 33.03%                  33.03%
            Since Inception*                34.14%                  34.14%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2000)

                                     Class A          Class B         Class C
--------------------------------------------------------------------------------
                     1 Year           80.10%           82.76%          85.76%
                    5 Years           39.99%           40.22%          40.21%
                   10 Years           30.85%           38.16%*         38.15%*

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Many equity stocks, and technology stocks in particular, have experienced significant gains in recent years. There is no assurance that these gains will continue. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Since Inception: Inception Date: 5/3/93 for Class B and Class C shares.


--------------------------------------------------------------------------------
8 O ALLIANCE TECHNOLOGY FUND

                                                           ---------------------
                                                            TEN LARGEST HOLDINGS
                                                           ---------------------

TEN LARGEST HOLDINGS
May 31, 2000 (unaudited)

                                                                   Percent of
Company                                         Value              Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc.                         $  546,372,250                4.8%
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                              495,076,400                4.3
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                               475,841,250                4.2
--------------------------------------------------------------------------------
Amdocs, Ltd.                                   421,175,000                3.7
--------------------------------------------------------------------------------
Xilinx, Inc.                                   390,353,775                3.4
--------------------------------------------------------------------------------
Sanmina Corp.                                  381,298,262                3.3
--------------------------------------------------------------------------------
Dell Computer Corp.                            371,250,188                3.2
--------------------------------------------------------------------------------
First Data Corp.                               360,554,756                3.1
--------------------------------------------------------------------------------
eBay, Inc.                                     349,686,838                3.1
--------------------------------------------------------------------------------
Altera Corp.                                   335,281,762                2.9
--------------------------------------------------------------------------------
                                            $4,126,890,481               36.0%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31, 2000 (unaudited)

                                             -----------------------------------
                                                           Shares*
                                             -----------------------------------
Purchases                                       Bought        Holdings 5/31/00
--------------------------------------------------------------------------------
AT&T Corp.                                   2,339,000               2,339,000
--------------------------------------------------------------------------------
AT&T Wireless Group                          6,673,200               6,673,200
--------------------------------------------------------------------------------
eBay, Inc.                                   5,383,900               5,589,400
--------------------------------------------------------------------------------
JDS Uniphase Corp.                           1,856,500               1,856,500
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                    3,060,200               3,060,200
--------------------------------------------------------------------------------
Micron Technology, Inc.                      2,878,000               2,878,000
--------------------------------------------------------------------------------
Microsoft Corp.                              1,567,000               4,047,700
--------------------------------------------------------------------------------
Oracle Corp.                                 3,708,600               3,708,600
--------------------------------------------------------------------------------
Sapient Corp.                                1,653,100               1,911,200
--------------------------------------------------------------------------------
U S WEST, Inc.                               3,610,500               3,610,500
--------------------------------------------------------------------------------

Sales                                             Sold        Holdings 5/31/00
--------------------------------------------------------------------------------
Amdocs, Ltd.                                   724,100               6,800,000
--------------------------------------------------------------------------------
Compaq Computer Corp.                        1,275,000                      -0-
--------------------------------------------------------------------------------
DII Group, Inc.                                548,900                      -0-
--------------------------------------------------------------------------------
IXL Enterprises, Inc.                          545,500                      -0-
--------------------------------------------------------------------------------
Mannesmann AG (ADR)                            779,550                      -0-
--------------------------------------------------------------------------------
Motorola, Inc.                                 181,318               1,182,282
--------------------------------------------------------------------------------
New Era of Networks, Inc.                    1,807,400                      -0-
--------------------------------------------------------------------------------
Radioshack Corp.                             1,312,200                      -0-
--------------------------------------------------------------------------------
WorldCom, Inc.                               1,235,600                      -0-
--------------------------------------------------------------------------------
Yahoo!, Inc.                                   876,800                      -0-
--------------------------------------------------------------------------------

* Adjusted for stock splits


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND O 9

-------------------------
PORTFOLIO OF INVESTMENTS
-------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2000 (unaudited)

Company                                               Shares           Value
--------------------------------------------------------------------------------

Common Stocks-92.6%

Technology-86.4%
Communication Equipment-8.2%
JDS Uniphase Corp.(a).......................         1,856,500   $   163,372,000
Lucent Technologies, Inc. ..................         3,060,200       175,578,975
Motorola, Inc. .............................         1,182,282       110,838,937
Nokia Corp. (ADR) (Finland).................         9,520,700       495,076,400
                                                                 ---------------
                                                                     944,866,312
                                                                 ---------------
Computer Hardware-5.6%
Apex, Inc.(a)...............................         2,095,350        76,218,356
Brocade Communications Systems, Inc.(a).....           326,900        38,553,769
Dell Computer Corp.(a)......................         8,608,700       371,250,188
Gateway, Inc.(a)............................         3,086,700       152,791,650
                                                                 ---------------
                                                                     638,813,963
                                                                 ---------------
Computer Peripherals-2.0%
Lexmark International Group, Inc. Cl.A(a) ..         3,272,550       228,260,363
                                                                 ---------------

Computer Services-11.0%
Computer Sciences Corp.(a)..................         2,314,700       222,066,531
Convergys Corp.(a)..........................         1,208,000        54,284,500
DST Systems, Inc.(a)........................         3,175,400       238,353,462
First Data Corp. ...........................         6,431,300       360,554,756
Fiserv, Inc.(a).............................         2,692,825       125,889,569
Gartner Group, Inc. Cl.A....................         1,181,600        15,730,050
MarchFirst, Inc.(a).........................         1,252,180        23,634,898
Sabre Holdings Corp. Cl.A...................         1,235,000        35,506,250
Sapient Corp.(a)............................         1,911,200       191,000,550
                                                                 ---------------
                                                                   1,267,020,566
                                                                 ---------------
Computer Software-14.6%
Amdocs, Ltd.(a).............................         6,800,000       421,175,000
BEA Systems, Inc.(a)........................         5,386,000       194,569,250
I2 Technologies, Inc.(a)....................         1,874,400       199,389,300
Macrovision Corp.(a)........................           919,300        64,236,088
Mercury Interactive Corp.(a)................            72,500         6,144,375
Microsoft Corp.(a)..........................         4,047,700       253,234,231
Oracle Corp.(a).............................         3,708,600       266,555,625
Rational Software Corp.(a)..................         1,326,900        97,278,356
TIBCO Software, Inc.(a).....................           959,000        53,344,375
VERITAS Software Corp.(a)...................           626,800        73,022,200
Vitria Technology, Inc. ....................         1,177,275        41,204,625
                                                                 ---------------
                                                                   1,670,153,425
                                                                 ---------------


--------------------------------------------------------------------------------
10 O ALLIANCE TECHNOLOGY FUND

                                                       -------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                              Shares           Value
--------------------------------------------------------------------------------
Contract Manufacturing-8.6%
Celestica, Inc. (Canada)(a).....................    1,161,200    $   54,068,375
Flextronics International, Ltd. (Singapore)(a) .    3,420,000       186,176,250
Jabil Circuit, Inc.(a)..........................    3,012,200       109,945,300
Sanmina Corp.(a)................................    5,992,900       381,298,262
Solectron Corp.(a)..............................    7,526,000       248,828,375
                                                                 --------------
                                                                    980,316,562
                                                                 --------------
Internet-6.6%
America Online, Inc.(a).........................    5,751,200       304,813,600
DoubleClick, Inc.(a)............................    2,531,000       106,934,750
eBay, Inc.(a)...................................    5,589,400       349,686,838
                                                                 --------------
                                                                    761,435,188
                                                                 --------------
Networking Software-4.8%
Cisco Systems, Inc.(a)..........................    9,596,000       546,372,250
                                                                 --------------

Semi-Conductor Capital Equipment-6.7%
Amkor Technology, Inc.(a).......................    2,835,900       126,906,525
Applied Materials, Inc.(a)......................    2,858,660       238,698,110
KLA-Tencor Corp.(a).............................    2,626,300       130,165,994
Teradyne, Inc.(a)...............................    3,205,000       275,630,000
                                                                 --------------
                                                                    771,400,629
                                                                 --------------
Semi-Conductor Components-18.3%
Altera Corp.(a).................................    3,904,300       335,281,762
Fairchild Semiconductor Corp.(a)................    4,053,200       182,394,000
Intel Corp. ....................................    1,657,000       206,607,187
Micron Technology, Inc.(a)......................    2,878,000       201,280,125
PMC-Sierra, Inc.(a).............................    3,105,000       475,841,250
SCG Holding Corp.(a)............................       95,000         1,834,688
STMicroelectronics N.V. (Netherlands)...........    2,274,000       136,155,750
Texas Instruments, Inc. ........................    2,396,000       173,111,000
Xilinx, Inc.(a).................................    5,127,800       390,353,775
                                                                 --------------
                                                                  2,102,859,537
                                                                 --------------
                                                                  9,911,498,795
                                                                 --------------
Consumer Services-3.2%
Broadcasting & Cable-1.6%
Vodafone AirTouch Plc (ADR) (United Kingdom) ...    3,999,282       183,216,735
                                                                 --------------
Cellular Communications-1.6%
AT&T Wireless Group(a)..........................    6,673,200       190,603,275
                                                                 --------------
                                                                    373,820,010
                                                                 --------------


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 11

-------------------------
PORTFOLIO OF INVESTMENTS
-------------------------

                                                  Shares or
                                                  Principal
                                                     Amount
Company                                               (000)              Value
--------------------------------------------------------------------------------

Utilities-3.0%
Telephone Utility-3.0%
AT&T Corp. .................................      2,339,000   $     81,134,063
U S WEST, Inc. .............................      3,610,500        259,956,000
                                                              ----------------
                                                                   341,090,063
                                                              ----------------
Total Common Stocks
   (cost $6,705,322,354)....................                    10,626,408,868
                                                              ----------------
Private Placement-0.0%
Interactive Light Holdings, Inc.(a)(b)
   (cost $692,548)..........................        287,572            692,548
                                                              ----------------
Short-Term Investment-7.4%
Time Deposit-7.4%
State Street Euro Dollar
   6.00%, 6/01/00
   (amortized cost $846,520,000)............       $846,520        846,520,000
                                                              ----------------

Total Investments-100%
   (cost $7,552,534,902)....................                    11,473,621,416
Other assets less liabilities-0.0%..........                        (4,506,131)
                                                              ----------------

Net Assets-100%.............................                  $ 11,469,115,285
                                                              ================

(a)   Non-income producing security.
(b)   Illiquid security, valued at fair value (see Notes A & F).
      Glossary:
      ADR - American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
12 O ALLIANCE TECHNOLOGY FUND

                                              ----------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                              ----------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $7,552,534,902) ..    $11,473,621,416
Receivable for capital stock sold ..........................         37,485,206
Receivable for investment securities sold ..................            680,653
Interest and dividends receivable ..........................            259,063
                                                                ---------------
Total assets ...............................................     11,512,046,338
                                                                ---------------
Liabilities
Advisory fee payable .......................................         28,580,969
Payable for capital stock redeemed .........................         10,718,223
Distribution fee payable ...................................          2,239,820
Accrued expenses and other liabilities .....................          1,392,041
                                                                ---------------
Total liabilities ..........................................         42,931,053
                                                                ---------------
Net Assets .................................................    $11,469,115,285
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       904,808
Additional paid-in capital .................................      6,712,415,632
Net investment loss ........................................        (73,673,718)
Accumulated net realized gain on investments ...............        908,382,049
Net unrealized appreciation of investments .................      3,921,086,514
                                                                ---------------
                                                                $11,469,115,285
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($3,472,182,990 / 26,344,485 shares of capital
   stock issued and outstanding) ...........................            $131.80
Sales charge--4.25% of public offering price ...............               5.85
                                                                        -------
Maximum offering price .....................................            $137.65
                                                                        =======
Class B Shares
Net asset value and offering price per share
   ($6,063,004,134 / 48,766,602 shares of capital stock
   issued and outstanding) .................................            $124.33
                                                                        =======
Class C Shares
Net asset value and offering price per share
   ($1,585,521,344 / 12,757,684 shares of capital stock
   issued and outstanding) .................................            $124.28
                                                                        =======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($348,406,817/ 2,612,042 shares of capital stock
   issued and outstanding) .................................            $133.38
                                                                        =======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2000 (unaudited)

Investment Income
Interest .....................................    $22,290,693
Dividends (net of foreign taxes withheld
   of $277,398) ..............................     11,530,839    $    33,821,532
                                                  -----------
Expenses
Advisory fee .................................     58,158,196
Distribution fee - Class A ...................      4,843,660
Distribution fee - Class B ...................     28,767,952
Distribution fee - Class C ...................      7,291,063
Transfer agency ..............................      6,687,825
Printing .....................................        905,097
Registration .................................        281,370
Custodian ....................................        274,998
Audit and legal ..............................         74,781
Administrative ...............................         64,000
Directors' fees ..............................         57,000
Miscellaneous ................................         89,308
                                                  -----------
Total expenses ...............................                      107,495,250
                                                                 ---------------
Net investment loss ..........................                      (73,673,718)
                                                                 ---------------
Realized and Unrealized Gain on
Investments
Net realized gain on investment
   transactions ..............................                      918,514,771
Net realized gain on written option
   transactions ..............................                        1,457,512
Net change in unrealized
   appreciation/depreciation of
   investments ...............................                      677,668,427
                                                                 ---------------
Net gain on investments ......................                    1,597,640,710
                                                                 ---------------
Net Increase in Net Assets from
   Operations ................................                  $ 1,523,966,992
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 O ALLIANCE TECHNOLOGY FUND

                                             -----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                             -----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months
                                                  Ended           Year Ended
                                               May 31, 2000       November 30,
                                               (unaudited)           1999
                                             ---------------    ---------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $   (73,673,718)   $   (74,760,515)
Net realized gain on investments and
   written option transactions ...........       919,972,283        347,003,054
Net change in unrealized
   appreciation/depreciation of
   investments and options ...............       677,668,427      2,306,750,853
                                             ---------------    ---------------
Net increase in net assets from operations     1,523,966,992      2,578,993,392

Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................       (80,013,126)       (62,357,963)
   Class B ...............................      (152,696,179)      (117,727,553)
   Class C ...............................       (35,768,774)       (21,549,871)
   Advisor Class .........................       (11,845,515)       (17,168,091)

Capital Stock Transactions
Net increase .............................     2,897,716,723      2,150,736,566
                                             ---------------    ---------------
Total increase ...........................     4,141,360,121      4,510,926,480

Net Assets
Beginning of period ......................     7,327,755,164      2,816,828,684
                                             ---------------    ---------------
End of period...........................     $11,469,115,285    $ 7,327,755,164
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 15

------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
16 O ALLIANCE TECHNOLOGY FUND

                                                  ------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                  ------------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion. Prior to March 1, 2000, the effective advisory fee was a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $64,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 17

------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------

compensation amounted to $5,247,764 for the six months ended May 31, 2000.

For the six months ended May 31, 2000, the Fund's expenses were reduced by $409,420 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,365,089 from the sales of Class A shares and $53,023, $3,499,378 and $288,862 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2000 amounted to $2,217,415, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $873,733 was paid to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $103,528,198 and $6,783,459 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $4,518,331,963 and $2,254,826,088, respectively, for the six months ended May 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the six months ended May 31, 2000.

At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized ap-


--------------------------------------------------------------------------------
18 O ALLIANCE TECHNOLOGY FUND

                                                  ------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                  ------------------------------

preciation of investments was $4,437,895,445 and gross unrealized depreciation of investments was $516,808,931 resulting in net unrealized appreciation of $3,921,086,514.

Option Transactions

For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the six months ended May 31, 2000 were as follows:

                                                     Number of
                                                     Contracts       Premiums
                                                    ----------     -----------

Options outstanding at beginning of
   the period ..................................            -0-    $        -0-
Options written ................................         2,997       2,064,654
Options terminated in closing purchase
   transactions ................................        (2,997)     (2,064,654)
                                                    ----------     -----------
Options outstanding at May 31, 2000 ............            -0-    $        -0-
                                                    ==========     ===========


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                         ---------------------------------    -----------------------------------
                                       Shares                               Amount
                         ---------------------------------    -----------------------------------
                         Six Months Ended      Year Ended     Six Months Ended         Year Ended
                             May 31, 2000     November 30,        May 31, 2000       November 30,
                              (unaudited)             1999         (unaudited)               1999
                         ------------------------------------------------------------------------
Class A
Shares sold                    36,354,913       48,158,052     $ 5,034,947,120    $ 4,282,232,634
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   651,837          818,921          75,041,697         56,434,216
-------------------------------------------------------------------------------------------------
Shares converted
  from Class B                    156,860          179,018          21,787,806         15,931,334
-------------------------------------------------------------------------------------------------
Shares redeemed               (30,262,484)     (41,734,391)     (4,210,926,027)    (3,717,567,978)
-------------------------------------------------------------------------------------------------
Net increase                    6,901,126        7,421,600     $   920,850,596    $   637,030,206
=================================================================================================

Class B
Shares sold                    14,218,610       17,813,433     $ 1,857,623,911    $ 1,500,823,911
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 1,302,828        1,659,877         141,955,884        109,253,532
-------------------------------------------------------------------------------------------------
Shares converted
  to Class A                     (166,008)        (188,164)        (21,787,806)       (15,931,334)
-------------------------------------------------------------------------------------------------
Shares redeemed                (3,690,588)      (4,852,485)       (481,151,814)      (403,812,165)
-------------------------------------------------------------------------------------------------
Net increase                   11,664,842       14,432,661     $ 1,496,640,175    $ 1,190,333,944
=================================================================================================

Class C
Shares sold                    10,162,247       16,762,551     $ 1,319,950,915    $ 1,400,120,630
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   307,787          306,206          33,525,030         20,148,985
-------------------------------------------------------------------------------------------------
Shares redeemed                (6,301,057)     (12,607,292)       (823,561,596)    (1,053,263,050)
-------------------------------------------------------------------------------------------------
Net increase                    4,168,977        4,461,465     $   529,914,349    $   367,006,565
=================================================================================================

Advisor Class
Shares sold                     1,580,733        4,254,845     $   221,046,525    $   373,307,248
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                    98,852          242,885          11,501,365         16,853,793
-------------------------------------------------------------------------------------------------
Shares redeemed                (2,002,249)      (4,898,671)       (282,236,287)      (433,795,190)
-------------------------------------------------------------------------------------------------
Net decrease                     (322,664)        (400,941)    $   (49,688,397)   $   (43,634,149)
=================================================================================================


--------------------------------------------------------------------------------
20 O ALLIANCE TECHNOLOGY FUND

                                                  ------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                  ------------------------------

NOTE F

Illiquid Security

                                                Date Acquired        Cost
                                                -------------      ---------

Interactive Light Holdings, Inc.........           2/08/99         $ 692,548

The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at May 31, 2000 was $692,548, representing .01% of net assets.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2000.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 21

---------------------
FINANCIAL HIGHLIGHTS
---------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           ----------------------------------------------------------------------------------------
                                                                                   Class A
                                           ----------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended
                                               May 31,                              Year Ended November 30,
                                                  2000       ----------------------------------------------------------------------
                                           (unaudited)             1999             1998           1997           1996        1995
                                           ----------------------------------------------------------------------------------------
Net asset value, beginning of
  period ..............................    $   111.46        $    68.60        $   54.44       $  51.15       $  46.64    $  31.98
                                           ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ................          (.63)             (.99)            (.68)          (.51)          (.39)       (.30)
Net realized and unrealized gain
  on investment and written
  option transactions .................         25.01             49.02            15.42           4.22           7.28       18.13
                                           ----------------------------------------------------------------------------------------
Net increase in net asset value
  from operations .....................         24.38             48.03            14.74           3.71           6.89       17.83
                                           ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains ...............................         (4.04)            (5.17)            (.58)          (.42)         (2.38)      (3.17)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ........    $   131.80        $   111.46        $   68.60       $  54.44       $  51.15    $  46.64
                                           ========================================================================================
Total Return
Total investment return based on
  net asset value(b) ..................         22.40%            74.67%           27.36%          7.32%         16.05%      61.93%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................    $3,472,183        $2,167,060        $ 824,636       $624,716       $594,861    $398,262
Ratio of expenses to average
  net assets ..........................          1.53%(c)          1.68%(d)         1.66%(d)       1.67%(d)       1.74%       1.75%
Ratio of net investment loss to
  average net assets ..................          (.90)%(d)        (1.11)%          (1.13)%         (.97)%         (.87)%      (.77)%
Portfolio turnover rate ...............            23%               54%              67%            51%            30%         55%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 O ALLIANCE TECHNOLOGY FUND

                                                          ----------------------
                                                            FINANCIAL HIGHLIGHTS
                                                          ----------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ---------------------------------------------------------------------------------------------
                                                                               Class B
                                     ---------------------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                          May 31,                              Year Ended November 30,
                                             2000       --------------------------------------------------------------------------
                                      (unaudited)             1999              1998              1997           1996        1995
                                     ---------------------------------------------------------------------------------------------
Net asset value, beginning of
  period .......................     $    105.73        $    65.75        $    52.58        $    49.76       $  45.76    $  31.61
                                     ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .........           (1.05)            (1.54)            (1.08)             (.88)          (.70)       (.60)
Net realized and unrealized gain
  on investment and written
  option transactions ..........           23.69             46.69             14.83              4.12           7.08       17.92
                                     ---------------------------------------------------------------------------------------------
Net increase in net asset value
  from operations ..............           22.64             45.15             13.75              3.24           6.38       17.32
                                     ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains ........................           (4.04)            (5.17)             (.58)             (.42)         (2.38)      (3.17)
                                     ---------------------------------------------------------------------------------------------
Net asset value, end of period .     $    124.33        $   105.73        $    65.75        $    52.58       $  49.76    $  45.76
                                     =============================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........           21.95%            73.44%            26.44%             6.57%         15.20%      60.95%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............     $ 6,063,004        $3,922,584        $1,490,578        $1,053,436       $660,921    $277,111
Ratio of expenses to average
  net assets ...................            2.23%(c)          2.39%(d)          2.39%(d)          2.38%(d)       2.44%       2.48%
Ratio of net investment loss to
  average net assets ...........           (1.61)%(d)        (1.83)%           (1.86)%           (1.70)%        (1.61)%     (1.47)%
Portfolio turnover rate ........              23%               54%               67%               51%            30%         55%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 23

---------------------
FINANCIAL HIGHLIGHTS
---------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        ------------------------------------------------------------------------------------------
                                                                                    Class C
                                        ------------------------------------------------------------------------------------------
                                         Six Months
                                              Ended
                                            May 31,                                Year Ended November 30,
                                               2000        -----------------------------------------------------------------------
                                        (unaudited)            1999            1998            1997            1996          1995
                                        ------------------------------------------------------------------------------------------
Net asset value, beginning of
  period .......................        $    105.69        $  65.74        $  52.57        $  49.76        $  45.77       $ 31.61
                                        ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .........              (1.06)          (1.57)          (1.08)           (.88)           (.70)         (.58)
Net realized and unrealized gain
  on investment and written
  option transactions ..........              23.69           46.69           14.83            4.11            7.07         17.91
                                        ------------------------------------------------------------------------------------------
Net increase in net asset value
  from operations ..............              22.63           45.12           13.75            3.23            6.37         17.33
                                        ------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains ........................              (4.04)          (5.17)           (.58)           (.42)          (2.38)        (3.17)
                                        ------------------------------------------------------------------------------------------
Net asset value, end of period .        $    124.28        $ 105.69        $  65.74        $  52.57        $  49.76       $ 45.77
                                        ==========================================================================================
Total Return
Total investment return based
  on net asset value(b) ........              21.95%          73.40%          26.44%           6.55%          15.17%        60.98%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............        $ 1,585,521        $907,707        $271,320        $184,194        $108,488       $43,161
Ratio of expenses to average
  net assets ...................               2.23%(c)        2.41%(d)        2.40%(d)        2.38%(d)        2.44%         2.48%
Ratio of net investment loss
  to average net assets ........              (1.61)%(d)      (1.85)%         (1.87)%         (1.70)%         (1.60)%       (1.47)%
Portfolio turnover rate ........                 23%             54%             67%             51%             30%           55%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 O ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      --------------------------------------------------------------------------------------
                                                                              Advisor Class
                                      --------------------------------------------------------------------------------------
                                      Six Months                                                                 October 2,
                                           Ended                                                                 1996(e) to
                                         May 31,                        Year Ended November 30,                    November
                                            2000         -------------------------------------------------              30,
                                      (unaudited)               1999               1998               1997            1996
                                      --------------------------------------------------------------------------------------
Net asset value, beginning of
  period .......................      $    112.59        $     69.04        $     54.63        $     51.17     $     47.32
                                      --------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .........             (.42)              (.68)              (.50)              (.45)           (.05)
Net realized and unrealized gain
  on investment and written
  option transactions ..........            25.25              49.40              15.49               4.33            3.90
                                      --------------------------------------------------------------------------------------
Net increase in net asset value
  from operations ..............            24.83              48.72              14.99               3.88            3.85
                                      --------------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gains ........................            (4.04)             (5.17)              (.58)              (.42)             -0-
                                      --------------------------------------------------------------------------------------
Net asset value, end of period .      $    133.38        $    112.59        $     69.04        $     54.63     $     51.17
                                      ======================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........            22.58%             75.22%             27.73%              7.65%           8.14%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $   348,407        $   330,404        $   230,295        $   167,120     $       566
Ratio of expenses to average
  net assets ...................             1.23%(c)           1.35%(d)           1.37%(d)           1.39%(d)        1.75%(c)
Ratio of net investment loss to
  average net assets ...........             (.61)%(d)          (.78)%             (.84)%             (.81)%         (1.21)%(c)
Portfolio turnover rate ........               23%                54%                67%                51%             30%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.
(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:
                                                 Year Ended November 30,
                                            --------------------------------
                                            1999          1998          1997
                                            --------------------------------
      Class A ..................            1.66%         1.65%         1.66%
      Class B ..................            2.38%         2.38%         2.36%
      Class C ..................            2.40%         2.38%         2.37%
      Advisor Class ............            1.34%         1.36%         1.38%
(e)   Commencement of distribution.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 25

-----------------------------
GLOSSARY OF INVESTMENT TERMS
-----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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26 O ALLIANCE TECHNOLOGY FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
28 O ALLIANCE TECHNOLOGY FUND

                                                             -------------------
                                                              BOARD OF DIRECTORS
                                                             -------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Robert C. Alexander(1)
David H. Dievler(1)
Dr. Charles H. Ferguson(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Peter Anastos, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gerald T. Malone, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund Growth
Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
30 O ALLIANCE TECHNOLOGY FUND

NOTES


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND O 31

NOTES


--------------------------------------------------------------------------------
32 O ALLIANCE TECHNOLOGY FUND

Alliance Technology Fund                                         ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital [LOGO](R)
The Investment Professionals Choice

(R) These registered service marks used under license from the owner, Alliance Capital
Management L.P.

TECSR500